Exhibit 10.1

[*] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS AMENDMENT is entered into on this 3rd day of June, 2011 (the Effective Date of the First Amendment), by and between the UNIVERSITY OF MISSISSIPPI an educational institution with a principal address at University, Mississippi 38677 (“UM”), and CHROMADEX, INC. with a principal address at 10005 Muirlands Suite G, Irvine, CA 92618 USA (“CHROMADEX”).

         WHEREAS, CHROMADEX and UM (collectively the Parties) entered into a License Agreement made effective as of March 25, 2010 (the "License Agreement"); and

         WHEREAS, the Parties have determined that it is in their mutual interest to amend the License Agreement in accordance with the terms of this First Amendment;

         NOW THEREFORE, in consideration of mutual premises and mutual agreements herein contained, the Parties hereto agree to amend the License Agreement as follows:

1. Appendix A ("Patent Rights") attached hereto shall be substituted for the original Appendix A to the License Agreement to expand the Patent Rights licensed toCHROMADEX by UM to include UM [*].

2. In consideration of this Amendment that expands the Patent Rights CHROMADEX agrees to pay UM a non-refundable payment of $[*] within [*] days of the Effective Date of this First Amendment.

3. CHROMADEX agrees to pay UM for the Sunk Patent Expenses for UM [*] detailed in Appendix A and to reimburse UM for future Patent Expenses related to UM [*] as detailed in Section 3.7 of the License Agreement.

4. Except as specifically changed, altered, amended or restructured by this Amendment, all terms and provisions of the License Agreement shall remain unchanged and unaffected and in full force and effect.

5. Delivery of an executed counterpart of a signature page to this Agreement by e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

[*] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have duly executed this License Agreement as of the date first above written.

UNIVERSITY OF MISSISSIPPI
/s/ Alice M. Clark	6/2/11
Dr. Alice M. Clark Vice Chancellor for Research and Sponsored Programs	Date

Acknowledged by:
/s/ Allyson M. Best	6/2/11
Allyson M. Best Assistant Director, Technology Management	Date

CHROMADEX, INC. /s/ Frank L. Jaksch Jr.6/2/11	6/2/11
Frank L. Jaksch Jr. Chief Executive Officer	Date